UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	October 5, 2006

The Middleton Doll Company
(Exact name of registrant as specified in its charter)

Wisconsin	0-22663	39-1364345
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

1050 Walnut Ridge Drive, Hartland, Wisconsin 53029-8303
(Address of principal executive offices, including zip code)
(262) 369-8163
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

Employment Agreement with Craig R. Bald

        Lee Middleton Original Dolls, Inc. (“Lee Middleton”) and License Products, Inc. (“License Products”), each a wholly owned subsidiary of The Middleton Doll Company (the “Parent”), are parties to an employment agreement with Craig R. Bald, dated and effective as of January 1, 2006 (the “Bald Employment Agreement”). A copy of the Bald Employment Agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”) and is incorporated by reference into this Report. The following summary of the material terms of the Bald Employment Agreement is qualified in its entirety by reference to the Bald Employment Agreement.

        Pursuant to the Bald Employment Agreement, each of Lee Middleton and License Products employs Mr. Bald as its Chief Financial Officer. For his services as Chief Financial Officer of Lee Middleton and License Products, Mr. Bald currently receives a base salary of $120,000 per year. The Board of Directors of the Parent (the “Board”) determines how Mr. Bald’s base salary is divided between Lee Middleton and License Products. Also, the Board may increase Mr. Bald’s base salary in its sole discretion.

        In addition to Mr. Bald’s base salary, Mr. Bald: (1) is eligible to participate in any medical, health, dental, disability or any other employee benefit plans Lee Middleton and License Products generally make available to their employees, subject to Mr. Bald otherwise meeting the eligibility requirements of the plans; (2) receives the fringe benefits that Lee Middleton and License Products make available to their employees generally, including participation in their 401(k) or other profit sharing plans; and (3) may receive cash bonuses based upon the performance of Lee Middleton and License Products. If Lee Middleton and License Products achieve $1,000,000 of consolidated EBITDA (as defined below) in any fiscal year and Mr. Bald remains an employee at the end of that year, Mr. Bald will receive a cash bonus equal to 2.5% of his base salary. If Lee Middleton and License Products achieve $5,000,000 consolidated EBITDA in any fiscal year and Mr. Bald remains an employee at the end of that year, Mr. Bald will receive a cash bonus of $25,000. For purposes of the bonus calculations, “EBITDA” means the consolidated sum of the following items for Lee Middleton and License Products: (1) net income from continuing operations during the applicable fiscal year, excluding extraordinary gains and income items; (2) interest expense during the applicable fiscal year, net of interest income accrued during that year; (3) federal and state income taxes paid and accrued during the applicable fiscal year; and (4) depreciation and amortization.

        The initial term of the Bald Employment Agreement terminates on December 31, 2006. However, beginning on June 30, 2006 and on each day after June 30, 2006, the term of the Bald Employment Agreement automatically renews for one additional day, such that after December 31, 2006 the term remains evergreen for a six month period unless either party gives written notice to the other to cease such renewals, in which case Mr. Bald’s employment will cease as of the end of the then current term of employment.

        Under the Bald Employment Agreement, each of Lee Middleton and License Products has the right to terminate Mr. Bald’s employment at any time. If Lee Middleton or License Products terminates Mr. Bald’s employment prior to the expiration of the employment term other than for Cause (as defined in the Bald Employment Agreement), which definition of Cause includes death and disability, Mr. Bald continues to receive his base salary for a period equal to the shorter of (1) six months or (2) the remaining term of employment. Mr. Bald may terminate the Bald Employment Agreement upon forty-five days prior written notice.

        The Bald Employment Agreement provides that during the term of the Bald Employment Agreement and for eighteen months thereafter, Mr. Bald will not engage in certain activities that are competitive with Lee Middleton or License Products and that Mr. Bald is subject to certain confidentiality provisions.

Employment Agreement with Kenneth A. Werner

        The Parent, Lee Middleton and License Products are parties to an employment agreement with Kenneth A. Werner, dated and effective as of June 20, 2005 (the “Werner Employment Agreement”). A copy of the Werner Employment Agreement is attached as Exhibit 99.2 to this Report and is incorporated by reference into this Report. The following summary of the material terms of the Werner Employment Agreement is qualified in its entirety by reference to the Werner Employment Agreement.

        Pursuant to the Werner Employment Agreement, each of Lee Middleton and License Products employs Mr. Werner as its President. For his services as President of Lee Middleton and License Products, Mr. Werner receives a base salary of $250,000 per year, as adjusted on July 1, 2006 in proportion to the change in the CPI (as defined in the Werner Employment Agreement) over the prior one year period, with such adjustment to be made July 1 of each year. The Board determines how Mr. Werner’s base salary is divided between Lee Middleton and License Products. Also, the Board may increase Mr. Werner’s base salary in its sole discretion.

        In addition to Mr. Werner’s base salary, Mr. Werner: (1) received a cash bonus of $25,000 on January 1, 2006; (2) is eligible to participate in any medical, health, dental, disability or any other employee benefit plans Lee Middleton and License Products generally make available to their employees, subject to Mr. Werner otherwise meeting the eligibility requirements of the plans; (3) receives the fringe benefits that Lee Middleton and License Products make available to their employees generally, including participation in their 401(k) or other profit sharing plans; and (4) may receive cash bonuses based upon the performance of Lee Middleton and License Products. If Lee Middleton and License Products achieve $1,000,000 of consolidated EBITDA in any fiscal year and Mr. Werner remains an employee at the end of that year, Mr. Werner will receive a cash bonus equal to 2.5% of his base salary. If Lee Middleton and License Products achieve $5,000,000 consolidated EBITDA in any fiscal year and Mr. Werner remains an employee at the end of that year, Mr. Werner will receive a cash bonus of $50,000.

        The initial term of the Werner Employment Agreement terminates on June 20, 2007. However, beginning on June 20, 2006 and on each day after June 20, 2006, the term of the Werner Employment Agreement automatically renews for one additional day, such that after June 20, 2007 the term remains evergreen for a one year period unless either party gives written notice to the other to cease such renewals, in which case Mr. Werner’s employment will cease as of the end of the then current term of employment.

        Under the Werner Employment Agreement, each of Lee Middleton and License Products has the right to terminate Mr. Werner’s employment at any time. If Lee Middleton or License Products terminates Mr. Werner’s employment prior to the expiration of the employment term other than for Cause (as defined in the Werner Employment Agreement), which definition of Cause includes death and disability, Mr. Werner continues to receive his base salary for a period equal to the remaining term of employment and his 40,900 options granted in connection with a previous employment agreement fully vest. These options were granted under The Middleton Doll Company 2003 Stock Option Plan, vest in 20% increments on January 1, 2004, 2005, 2006, 2007 and 2008 and have an exercise price of $4.72 per share. Mr. Werner may terminate the Werner Employment Agreement upon ninety days prior written notice.

        The Werner Employment Agreement provides that during the term of the Werner Employment Agreement and for eighteen months thereafter, Mr. Werner will not engage in certain activities that are competitive with Lee Middleton or License Products and that Mr. Werner is subject to certain confidentiality provisions.

Item 9.01.     Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits. The following exhibits are being furnished herewith:

99.1	Employment Agreement, dated January 1, 2006, by and among Lee Middleton Original Dolls, Inc., License Products, Inc. and Craig R. Bald.

99.2	Employment Agreement, dated June 20, 2005, by and among The Middleton Doll Company, Lee Middleton Original Dolls, Inc., License Products, Inc. and Kenneth A. Werner.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MIDDLETON DOLL COMPANY
(Registrant)
By: /s/ Craig R. Bald
Craig R. Bald
Chief Financial Officer, Vice President Finance
and Treasurer

Dated: October 5, 2006

THE MIDDLETON DOLL COMPANY

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

99.1	Employment Agreement, dated January 1, 2006, by and among Lee Middleton Original Dolls, Inc., License Products, Inc. and Craig R. Bald.

99.2	Employment Agreement, dated June 20, 2005, by and among The Middleton Doll Company, Lee Middleton Original Dolls, Inc., License Products, Inc. and Kenneth A. Werner.

Exhibit Index